U.S. SECURITIES AND EXCHANGE COMMISSION

                    Washington, D.C.  20549


                           FORM 8-K

                        CURRENT REPORT


                Pursuant to Section 13 or 15(d) of
                the Securities Exchange Act of 1934


                 Date of Report: October 15, 1998



                SOUTHERN STATES POWER COMPANY, INC.
                -----------------------------------
      (Exact name of registrant as specified in its charter)


                            DELAWARE
                            --------
          (State or other jurisdiction of incorporation)


      0-29356                                   33-0312389
--------------------                       -------------------
(Commission File No.)                        (IRS Employer
                                           Identification No.)

            830 Havens Road
         Shreveport, Louisiana                     71107
----------------------------------------         ---------
(Address of principal executive offices)         (Zip code)



        Registrant's telephone number, including area code:
                        (318) 221-5703

Item 5.  Other Information

     On August 24, 1998, Southern States Power Company, Inc. formed a Mexican joint venture subsidiary with its partner Senor Lorenzo Payan. The new company is named Southern States Power Company -
Mexico, S.A. de C.V.    Each party owns fifty percent (50%) of the
new company which was formed to promote Southern States Power Company, Inc. technologies and products in the Mexican market.

     On October 6, 1998, the Company, represented by President Heber C. Bishop, entered into an agreement with Environmental Process Advanced, S.A. de C.V. (A Mexican company) and Global Green Cars, Inc to clarify the relationships, rights and obligations of the parties with respect to a vehicle manufacturing joint venture in Tijuana, Otay Mesa, Mexico. It was understood and agreed by the parties that the Company and Global Green Cars, Inc. each own a forty percent (40%) interest in the venture. Environmental Process Advanced, S.A. de C.V. owns the remaining twenty percent (20%) interest. The Company paid the sum of eighty-five thousand dollars ($85,000) to Detech Corporation, which had initially owned a 40% interest in the operation.

     On October 6, 1998, the Board of Directors of the Company considered the matter of the Company's fiscal year. Since the consummation of the Share Exchange Agreement with Pascal Ventures, Inc., the Company had adopted the Pascal fiscal year end of April
30. It was unanimously decided that the Company should change its fiscal year end to December 31, as Southern States Power Company, Inc. had observed before the consummation of the Share Exchange Agreement.

Item 7(a) and 7(b).  Consolidated Financial Statements and
Independent Auditor's Report

(a)  Consolidated Financial Statements

     The consolidated financial statement for Southern States Power Company, Inc. (reflecting the financial status of the Company following its stock purchase agreement with Pascal Ventures, Inc.) was not submitted with the Form 10QSB filed with the Commission on September 15, 1998. As such, the statement is attached hereto as
Exhibit 7.1.

(b)  Independent Auditor's Report

     The independent auditor's report for Southern States Power Company, Inc. (reflecting the financial status of the Company following its stock purchase agreement with Pascal Ventures, Inc.) was not submitted with the Form 10QSB filed with the Commission on September 15, 1998. As such, the statement is attached hereto as
Exhibit 7.1.

                            SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              SOUTHERN STATES POWER COMPANY, INC.


                              By: s/Heber C. Bishop
                                 --------------------------------
                                 Heber C. Bishop,
                                 President

Dated:     October 15, 1998

                           EXHIBIT 7.1









                SOUTHERN STATES POWER COMPANY, INC.
                -----------------------------------


                    (a Delaware corporation)








                      FINANCIAL STATEMENTS
                               AND
                  INDEPENDENT AUDITOR'S REPORT
              For the Period Ended July 31, 1998
     and For the Period March 13, 1998 through July 31, 1998
     -------------------------------------------------------

                              INDEX
                              -----


                                                            PAGE
                                                            ----

Independent Auditor's Report                                   1

Balance Sheet                                                  2

Statement of Revenues & Expenses and Retained Earnings         3

Statement of Cash Flows                                        4

Notes to Financial Statements                                5-6

                          GARY A. CASE
                  Certified Public Accountant
                     Brea Corporate Plaza
              3230 E. Imperial Highway, Suite 200
Member:           Brea, California 92821-6734
*AICPA                Tel  (714) 986-1850
gaccpa@earthlink.net
*Ca So of CPAs        Fax (714) 986-1855
Licensed in California and Florida
=================================================================



INDEPENDENT AUDITOR'S REPORT
----------------------------


Board of Directors
Southern States Power Company, Inc.
Shreveport, Louisiana

We have audited the accompanying balance sheet of SOUTHERN STATES POWER COMPANY, INC. as of July 31, 1998, related Statements of Revenues & Expenses and Retained Earnings, and Cash Flows for the period March 13, 1998 through July 31, 1998. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted the audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that the audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of SOUTHERN STATES POWER COMPANY, INC. as of July 31, 1998 and the results of its operations and its cash flows for the period March 13, 1998 through July 31, 1998, in conformity with generally accepted accounting principles.


s/Gary A. Case
_____________________________________
GARY A. CASE, CPA
Brea, California

September 28, 1998

                SOUTHERN STATES POWER COMPANY, INC.
                    (a Delaware corporation)

                         BALANCE SHEET
                         as of 7/31/98

ASSETS:
  Current Assets:
    Cash                                              $1,019,500
    Inventory                                             50,000
                                                      ----------
Total Current Assets                                   1,069,500


    Investment in Stock                                  119,500
    Organization Cost (net of $833
      Accumulated amortization)                            9,167
                                                      ----------

Total Assets                                          $1,198,167
                                                      ==========

LIABILITIES:
  Current Liabilities:
    Accounts Payable                                  $    2,616
                                                      ----------
Total Liabilities                                          2,616


STOCKHOLDERS' EQUITY
  Common Stock; $0.001 par value
    50,000,000 shares authorized,
    10,205,000 shares issued and
    outstanding                                       $   10,205
Additional Paid-In Capital                             1,178,295
Retained Earnings                                          7,051
                                                      ----------

Total Stockholders' Equity                             1,195,551
                                                      ----------

Total Liabilities and Stockholders' Equity            $1,198,167
                                                      ==========







         See accompanying notes and accountant's report.

                               -2-

               SOUTHERN STATES POWER COMPANY, INC.
                    (a Delaware corporation)

     STATEMENT OF REVENUES & EXPENSES AND RETAINED EARNINGS for the Period 3/13/98 to 7/31/98





REVENUES:
  Dividend Income                                        $11,517
                                                         -------

     Total Revenues                                       11,517

EXPENSES:
  Amortization Expense                                   $   833
  Bank Charges                                               100
  Travel Expenses                                          1,033
                                                         -------

      Total Expenses                                       1,966
                                                         -------

  Net Income                                               9,551

Retained Earnings a/o 3/13/98                             (2,500)
                                                         =======

Retained Earnings a/o 7/31/98                             $7,051
                                                         =======













         See accompanying notes and accountant's report.

                               -3-


               SOUTHERN STATES POWER COMPANY, INC.
                    (A Delaware corporation)

                    STATEMENT OF CASH FLOWS
               for the period 3/13/98 to 7/31/98


CASH FLOWS FROM OPERATING ACTIVITIES:
  Net Income                                          $    9,551
  Adjustments to reconcile net income to net cash
  provided from operating activities:
    Amortization                                             833
    Increase in Inventory                                (50,000)
                                                      ----------

      Net Cash Used by Operating Activities              (39,616)
                                                      ==========

CASH FLOWS FROM INVESTING ACTIVITIES:
  Acquisition of World Transport Authority,
    Inc. stock                                          (119,500)
  Increase in Intangible Assets                          (10,000)
                                                      ----------

      Net Cash Used by Investing Activities             (129,500)
                                                      ----------

CASH FLOWS FROM FINANCING ACTIVITIES:
  Proceeds from Issuing Common Stock                   1,188,000
  Proceeds from Loan Payable                                 616
                                                      ----------

     Net Cash Provided by Financing Activities         1,188,616
                                                      ----------

     Net Increase in Cash                              1,019,500

CASH AT BEGINNING OF YEAR                                      0
                                                      ----------

     CASH AT END OF YEAR                              $1,019,500
                                                      ==========








         See accompanying notes and accountant's report.

                               -4-


               SOUTHERN STATES POWER COMPANY, INC.

                 NOTES TO FINANCIAL STATEMENTS
                        JULY 31, 1998

(1)  Summary of Significant Accounting Policies:

     General:

      The Company was incorporated in the state of Delaware on August 31, 1988. The company changed its corporate year end from April 30 to December 31. The Company merged with
      Southern States Power Company, Inc. on July 13, 1998 and was the surviving company.

     Business Activity:

      The Company has had no operating activity and plans to generate energy efficient power supply in exchange for fees from customers.

     Organization Costs:

      The Company's organization costs consists of legal and filing fees, which were incurred by Southern States Power Company, Inc., and will be amortized over a 60-month period.

     Use of Estimates:

      The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

     Fair Value:

      Unless otherwise indicated, the fair values of all reported assets and liabilities which represent financial instruments, none of which are held for trading purposes, approximate carrying values of such amounts.

     Cash:

      The Company maintains its cash in bank deposit accounts which, at times, may exceed federally insured limits. The
      Company has not experienced any losses in such accounts.


     Income Taxes:
      The Company has not filed required federal income tax returns from inception through 1997. Due to the late filing of these tax returns a minimum penalty of $1,000 has been accrued and included in accounts payable on the balance sheet.

         See accompanying independent auditors' report.

                               -5-


               SOUTHERN STATES POWER COMPANY, INC.

            NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                        JULY 31, 1998



(2)  Stockholders' Equity:

      Pascal Ventures, Inc. authorized 50,000,000 shares of common stock at a par value $.001 per share.

      On August 31, 1991, Pascal Ventures, Inc. issued 500,000 shares of stock at $.001 per share for $500. These shares have been issued to ten individuals based on the cash contributed.

      On July 13, 1998, as a result of the Share Exchange Agreement and Plan of Reorganization between the Company and Southern
      States Power Company, Inc., a Louisiana corporation, the shareholder's of the Issuer authorized a 4 to 1 forward split of all pre-merger shares (from 500,000 to 2,000,000) and issued 8,205,000 shares of its restricted common stock to the shareholders of Southern States Power Company, Inc. for all of the issued and outstanding shares of Southern States Power
      Company, Inc. The Company had a name change after the merger to Southern States Power Company, Inc.

(3)  Subsequent Events:

      The Company entered into a five-year agreement with Southern
      States Gas Gathering System, LLC to purchase up to 2,000,000 cubic feet of natural gas per day at $2,600 per million cubic feet in exchange for 350,000 shares of its common stock. The
      Company may extend this agreement for another five years, at the end of the initial term, at a price of 5% below the spot price of natural gas.

      The Company also entered into a five year agreement with Southern States Oil Production, LLC to purchase up to 4,200 gallons of Louisiana light sweet crude oil per day at a fixed price of $0.38 per gallon in exchange for 350,000 shares of its common stock. The Company may extend this agreement for another five years, at the end of the initial term, at a price of 5% below the spot price of Louisiana light sweet crude oil.









         See accompanying independent  auditors' report.

                               -6-











